[LOGO] CDC NVEST FUNDS(SM)
CDC IXIS Asset Management Distributors


                              Semiannual Report
                              July 31, 2002

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                              CDC Nvest AEW Real Estate Fund
                              AEW Management and Advisors

                               PRESIDENT'S LETTER

                                                                  September 2002
--------------------------------------------------------------------------------

[PHOTO OF JOHN T. HAILER]
John T. Hailer
President
CDC Nvest Funds

"This consensus [on the outlook for the economy] among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets."

Dear Shareholder:

For many investors, living in the post-bubble economy has meant taking a more jaded outlook on the world. The horror of September 11, the shock of scandals at Enron, Arthur Andersen and now WorldCom, coupled with the steep decline in the financial markets in July, are enough to alter the hopes of even the most optimistic individual.

We at CDC Nvest Funds believe that this is precisely the time for optimism. A time to put fears and doubts aside and focus on the core investment principles that can help us weather short-term market disruptions and pursue long-term financial goals with confidence: Invest for the long-term, diversify your portfolio, and seek professional investment advice.

We recently turned to portfolio managers from 13 of our affiliated firms and unaffiliated business partners to ask for their outlook on the economy. These 58 experienced investment managers, representing a diverse cross section of investment disciplines and specialties, were positive about economic prospects for the rest of the year.

Normally, we look to our managers for their independent thinking and unique investment perspective. This consensus among our growth, value, international, fixed-income and real estate specialists gives us confidence in the future of the investment markets.

One of the key benefits of the multi-manager approach we apply to CDC Nvest Funds is the added flexibility it gives us to match management talent to specific investments. But our involvement does not end when a manager has been assigned to a fund. As an organization, we continually monitor the investment performance of each management team and we will make changes when appropriate.

Recently we put this capability to work by appointing Harris Associates interim manager for CDC Nvest Growth and Income Fund, giving our shareholders access to the consistent value strategies that investors in The Oakmark Family of Funds have known for 25 years.

In considering the many challenges presented by today's quickly changing marketplace, we would like to recognize the efforts of the portfolio managers who are responsible for the CDC Nvest family of funds. They have demonstrated their ability to keep their investment decisions in line with fund objectives and to be responsive to an unpredictable investment market.

As always, we encourage you to speak with your financial advisor to learn more about information covered in this report.

Sincerely,

/s/ John T. Hailer


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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

                         CDC NVEST AEW REAL ESTATE FUND

                                                               Portfolio Profile
--------------------------------------------------------------------------------
Objective:
Seeks above-average income and long-term growth of capital

Strategy:
Invests in a variety of real estate securities, including real estate investment trusts (REITS) and other publicly held real estate companies

Inception Date:
August 31, 2000

Manager:
Matthew A. Troxell, CFA
AEW Management and Advisors, L.P.
An affiliate of AEW Capital Management, L.P.

Symbols:
Class A            NRFAX
Class B            NRFBX
Class C            NRCFX
Class Y            NRFYX

Net Asset Value
Per Share:
(July 31, 2002)
Class A            $12.03
Class B             12.04
Class C             12.05
Class Y             11.84

                                                           Management Discussion
--------------------------------------------------------------------------------

The REIT market was one of only a few sectors to provide strongly positive results during the turbulent environment of the past six months. For the period ended July 31, 2002, CDC Nvest AEW Real Estate Fund's total return was 7.71%, based on the net asset value of Class A shares and $0.17 in dividends and $0.06 in capital gains reinvested during the period. By way of comparison, the total return for the fund's benchmark, the Morgan Stanley REIT Index, was 7.42% for the period, while the average return on comparable funds in Morningstar's Specialty Real Estate Fund category was 7.05%.

The sharp drop in stock prices that took place in July was the culmination of six mostly disappointing months for the stock market. Although REIT prices were also hit hard in July, the sector still out-performed the broader equity market indices and its overall performance was strong on a relative basis.

BACK TO BASICS: INVESTORS SEEK DIVERSIFICATION

The recent wave of corporate accounting scandals is probably largely responsible for the loss of investor confidence and the plunge in stock prices in July. After a wild ride in the late 1990s, a general tone of gloom has helped create a chastened, more conservative population of investors who are more focused than before on the risk side of the risk/reward equation. Many investors are re-learning a core investment principle: diversification. By investing in different securities, in different markets and different media, investors can spread out risks and soften the effects of short-term market swings.

REIT EARNINGS RESPOND TO ECONOMIC TRENDS

While REITs provide diversification benefits, they are not immune to the economic factors that affect other types of investments, and specific sectors within the REIT market respond differently. For example, retail REITs have not faced the same earnings slump as office REITs did last year and during the first half of 2002 because consumers have been spending. Popular retailers have supported rent levels in malls and other shopping centers. The three top-performing REITs in the portfolio during the six months ended July 31, 2002 were retail companies: Chelsea Property Group, Developers Diversified Realty Corporation and Pan Pacific Retail Properties.

Meanwhile, many service businesses with office space and manufacturers with warehouse or distribution space have been retrenching in the current economic downturn. They have been consolidating operations and laying off employees. This translates to less demand for these types of spaces and lower income for office and industrial REITs. Nonetheless, office REITs remain a major portion of the fund's portfolio. This sector represents a large portion of the REIT universe, and each company and property has unique strengths and weaknesses. Our investment decisions are based on careful analysis of individual REITs and their relative valuations. Hence, we sold Arden Realty because of its above-average exposure to the weakening office leasing markets, but we added to the fund's position in Trizec Properties and ProLogis - in the office and industrial sectors, respectively. Both these companies underwent restructuring and ownership changes that we viewed as positive.

Demand has softened for apartment REITs, as low interest rates encouraged many renters to buy their own homes. We decreased the fund's holdings in Archstone-Smith Trust as well as Apartment Investment & Management Company, two prominent apartment REITs, due to a deterioration in relative value. However, we increased the fund's position in Chateau Communities, in the relatively stable manufactured housing sector.

                         CDC NVEST AEW REAL ESTATE FUND

--------------------------------------------------------------------------------
Hotel REITs suffered from the slump in business and leisure travel following September 11. Starwood Hotels & Resorts Worldwide, one of the world's largest hotel and leisure companies, was among the worst-performing holdings in the portfolio during the period. The fund's position in hotels and lodging remains small relative to its benchmark.

MANAGER SEEKS OPPORTUNITIES IN HEALTHCARE REITS

In July, we increased the fund's exposure to the healthcare sector, following the recent addition of several healthcare REITs to the Morgan Stanley REIT Index. The larger of the fund's two healthcare REITs, Senior Housing Properties Trust, declined in value in July as a result of an unexpected announcement of restructuring charges incurred by its largest tenant. However, our outlook for the company - and the sector - remains positive for the longer term.

ECONOMIC RECOVERY MAY BE DELAYED

Overall, the portfolio changes we made during the past six months reflect our less-than-optimistic expectation for a near-term economic rebound. Corporate America still faces considerable challenges and the consumer may prove vulnerable after all. We will continue to study the sources and reliability of cash flows that will be needed to pay the relatively high dividends that are one of the attractive features of REITs.

In terms of investor demand, REITs may actually benefit if the economic recovery remains tentative. The tendency of REITs to move counter to trends in other financial markets, coupled with their relatively high dividend payments, is making them increasingly attractive to investors seeking broader diversification.

This portfolio manager's commentary reflects the conditions and actions taken during the reporting period. Subsequent changes in economic or market conditions may result in strategic and other portfolio changes.

CDC Nvest AEW Real Estate Fund invests primarily in publicly traded equity securities issued by real estate investment trusts (REITs) or real estate-related companies. Because the fund concentrates its investments in the real estate industry, it is subject to the risks of the real estate market. These risks include fluctuating real estate values, changes in interest rates and property taxes, as well as mortgage-related risks. The fund's investments in equity securities are subject to the risks associated with the stock market, which include sudden, unpredictable drops in value or periods of below-average performance in a given stock or in the stock market as a whole. The fund may also invest in small-cap companies, which are more volatile than the overall markets. These risks affect the value of your investment. See the fund's prospectus for details.

                                                   Portfolio as of July 31, 2002
--------------------------------------------------------------------------------
                                 % of Net Assets
                                      as of
                               7/31/02     1/31/02
--------------------------------------------------
REITS
Office Buildings               21.6         24.1
--------------------------------------------------
Apartments                     20.9         21.8
--------------------------------------------------
Malls                          11.5         10.5
--------------------------------------------------
Diversified                     9.7         10.1
--------------------------------------------------
Shopping Centers                8.2          8.4
--------------------------------------------------
Industrial Buildings            6.7          6.3
--------------------------------------------------
Storage                         4.8          5.1
--------------------------------------------------
Hotels                          2.6          2.5
--------------------------------------------------
Manufactured Homes              2.6          3.0
--------------------------------------------------
Factory Outlets                 2.0          2.0
--------------------------------------------------
Healthcare                      1.9           --
--------------------------------------------------

Other Real Estate-Related Companies
--------------------------------------------------
Real Estate Management          2.8          1.0
--------------------------------------------------
Hotels & Motels                 1.7          1.4
--------------------------------------------------
Other                            --          0.1
--------------------------------------------------

                         CDC NVEST AEW REAL ESTATE FUND

Investment Results through July 31, 2002
--------------------------------------------------------------------------------

Performance in Perspective

The charts comparing CDC Nvest AEW Real Estate Fund's performance to a benchmark index provide you with a general sense of how the fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The fund's total return for the period shown below appears with and without sales charges and includes fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. In addition, few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could.

                                Growth of a $10,000 Investment in Class A Shares
--------------------------------------------------------------------------------

               December 29, 2000 (inception) through July 31, 2002

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                         NAV           MSC           REIT
     12/29/2000         10000          9425         10000
     12/31/2000         10000          9425         10000
      1/31/2001          9915          9345         10043
      2/28/2001          9802          9238          9870
      3/31/2001          9859          9292          9952
      4/30/2001         10068          9489         10182
      5/31/2001         10248          9659         10410
      6/30/2001         10848         10224         11039
      7/31/2001         10723         10107         10800
      8/31/2001         11173         10531         11200
      9/30/2001         10835         10212         10752
     10/31/2001         10458          9857         10391
     11/30/2001         10999         10367         10997
     12/31/2001         11299         10649         11283
      1/31/2002         11220         10575         11257
      2/28/2002         11457         10798         11480
      3/31/2002         12148         11450         12219
      4/30/2002         12248         11543         12298
      5/31/2002         12466         11749         12454
      6/30/2002         12758         12025         12811
      7/31/2002         12085         11390         12093

                                   Average Annual Total Returns -- July 31, 2002
--------------------------------------------------------------------------------

                                                                     Since
                                      6 Months(4)    1 Year(4)    Inception(4)
Class A (Inception 12/29/00)

Net Asset Value(1)                       7.71%         12.70%       12.68%
With Maximum Sales Charge(2)             1.55           6.25         8.53

Class B (Inception 12/29/00)

Net Asset Value(1)                       7.33          11.89        11.88
With CDSC(3)                             2.33           6.89         9.50

Class C (Inception 12/29/00)

Net Asset Value(1)                       7.32          11.97        11.94
With Maximum Sales Charge and CDSC(3)    5.21           9.89        11.21

Class Y (Inception 8/31/00)

Net Asset Value(1)                       7.82          13.03        15.54

--------------------------------------------------------------------------------
                                                    Since Fund's    Since Fund's
                                                Classes A, B and C    Class Y
Comparative Performance        6 Months  1 Year    Inception(7)     Inception(7)

  Morgan Stanley REIT Index(5)   7.42%   11.97%      12.73%           14.41%
  Morningstar Specialty Real
  Estate Fund Average(6)         7.05    10.53       10.45            12.13

Notes to Charts

All returns represent past performance and do not guarantee future results. Share price and return will vary and you may have a gain or loss when you sell your shares. Recent returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains. The illustration represents past performance of Class A shares.

Investments of $10,000 each in Class Y shares and the fund's benchmark index on August 31, 2000 (inception) would have had values of $13,188 and $12,940, respectively at July 31, 2002. The table and illustration do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares. Class Y shares are available to certain institutional investors only. Periods less than one year are not annualized.

(1)   These results do not include a sales charge.

(2)   These results include the maximum sales charge of 5.75%.

(3) Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge ("CDSC") applied when you sell shares. Class C share performance assumes a 1.00% sales charge, and a 1.00% CDSC applied when you sell shares within one year of purchase.

(4) Fund performance has been increased by expense waivers, without which performance would have been lower.

(5) Morgan Stanley REIT Index is an unmanaged index of stocks issued by real estate investment trusts (REITs). It is not possible to invest directly in an index.

(6) Morningstar Specialty Real Estate Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

(7) The since-inception performance comparisons shown for each Class of fund shares are calculated as follows: Classes A, B and C from 12/31/00; Class Y from 8/31/00.

                 AEW REAL ESTATE FUND -- SCHEDULE OF INVESTMENTS

Investments as of July 31, 2002 (unaudited)

Common Stocks -- 97.0% of Total Net Assets

Shares       Description                                             Value (a)
--------------------------------------------------------------------------------
             LODGING AND GAMING - 1.7%
             Hotels & Motels - 1.7%
15,600       Starwood Hotels & Resorts Worldwide, Inc. ........    $    400,920
                                                                   ------------
             REAL ESTATE - 2.8%
             Real Estate Management - 2.8%
11,000       Brookfield Properties Corp. ......................         219,450
22,200       Catellus Development Corp. .......................         430,680
                                                                   ------------
                                                                        650,130
                                                                   ------------
             REAL ESTATE INVESTMENT TRUSTS - 92.5%
             REITs - Apartments - 20.9%
20,000       Apartment Investment & Management Co., Class A ...         899,200
38,500       Archstone Smith Trust ............................         977,900
22,000       AvalonBay Communities, Inc. ......................         988,900
17,200       Camden Property Trust ............................         636,400
37,000       Equity Residential Properties Trust ..............         989,750
16,300       Summit Properties, Inc. ..........................         349,635
                                                                   ------------
                                                                      4,841,785
                                                                   ------------
             REITs - Diversified - 9.7%
14,600       Duke Realty Corp. ................................         375,950
23,100       Liberty Property Trust ...........................         742,665
26,000       Vornado Realty Trust .............................       1,132,300
                                                                   ------------
                                                                      2,250,915
                                                                   ------------
             REITs - Factory Outlets - 2.0%
13,500       Chelsea Property Group, Inc. .....................         456,570
                                                                   ------------
             REITs - Healthcare - 1.9%
 4,900       Healthcare Realty Trust, Inc. ....................         154,351
21,800       Senior Housing Properties Trust ..................         272,282
                                                                   ------------
                                                                        426,633
                                                                   ------------
             REITs - Hotels - 2.6%
18,200       Hospitality Properties Trust .....................         611,884
                                                                   ------------
             REITs - Industrial Buildings - 6.7%
28,500       AMB Property Corp. ...............................         842,175
25,700       ProLogis Trust ...................................         655,350
 1,500       PS Business Parks, Inc. ..........................          52,800
                                                                   ------------
                                                                      1,550,325
                                                                   ------------
             REITs - Malls - 11.5%
15,500       General Growth Properties, Inc. (c) ..............         751,440
26,500       Simon Property Group, Inc. .......................         953,735
 6,000       The Macerich Co. .................................         179,400
24,500       The Rouse Co. ....................................         771,750
                                                                   ------------
                                                                      2,656,325
                                                                   ------------
             REITs - Manufactured Homes - 2.6%
13,100       Chateau Communities, Inc. ........................         371,385
 6,000       Sun Communities, Inc. ............................         229,260
                                                                   ------------
                                                                        600,645
                                                                   ------------
             REITs - Office Buildings - 21.6%
24,000       Boston Properties, Inc. ..........................         895,200
 6,500       CarrAmerica Realty Corp. .........................         178,750
14,100       Corporate Office Properties Trust V ..............         197,400
13,000       Crescent Real Estate Equities Co. ................         222,560
54,500       Equity Office Properties Trust ...................       1,437,710
 4,500       Highwoods Properties, Inc. .......................         119,925
21,000       Kilroy Realty Corp. ..............................         509,670
26,000       Prentiss Properties Trust ........................         737,880
11,000       Reckson Associates Realty Corp. ..................         251,460
 3,000       SL Green Realty Corp. ............................          96,750
25,200       Trizec Properties, Inc. ..........................         351,540
                                                                   ------------
                                                                      4,998,845
                                                                   ------------

Shares       Description                                             Value (a)
--------------------------------------------------------------------------------
             REITs - Shopping Centers - 8.2%
14,000       Developers Diversified Realty Corp. ..............     $   322,000
16,500       Federal Realty Investment Trust ..................         450,450
17,000       Kimco Realty Corp. ...............................         546,380
 9,100       Pan Pacific Retail Properties, Inc. ..............         314,405
 8,400       Regency Centers Corp. ............................         264,600
                                                                   ------------
                                                                      1,897,835
                                                                   ------------
             REITs - Storage - 4.8%
22,600       Public Storage, Inc. .............................         853,150
 7,500       Shurgard Storage Centers, Inc., Class A  .........         262,500
                                                                   ------------
                                                                      1,115,650
                                                                   ------------
             Total Real Estate Investment Trusts ..............      21,407,412
                                                                   ------------
             OTHER - 0.0%
 6,500       Pacific Gulf Properties Liquidating Trust (d) ....           5,037
                                                                   ------------
             Total Common Stocks (Identified Cost $21,772,703)       22,463,499
                                                                   ------------

Principal
Amount
---------
Short Term Investment -- 4.3%
$  995,255   Repurchase Agreement with Investors Bank & Trust Co.
             dated 7/31/2002 at 1.15% to be repurchased at
             $995,287 on 8/01/2002, collateralized by $987,567
             Federal National Mortgage Association Bond, 7.5%,
             due 2/01/2010 valued at $1,045,064  ..............         995,255
                                                                   ------------
             Total Short Term Investment
             (Identified Cost $995,255)  ......................         995,255
                                                                   ------------
             Total Investments -- 101.3%
             (Identified Cost $22,767,958) (b) ................      23,458,754
             Other assets less liabilities  ...................        (298,978)
                                                                   ------------
             Total Net Assets -- 100% .........................    $ 23,159,776
                                                                   ============

(a) See Note 1a of Notes to Financial Statements.
(b) Federal Tax Information:
    At July 31, 2002, the net unrealized appreciation on investments based on cost of $22,767,958 for federal income tax purposes was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there is an excess of value
    over tax cost  ............................................    $  1,213,932

    Aggregate gross unrealized depreciation for all
    investments in which there is an excess of tax cost
    over value ................................................        (523,136)
                                                                   ------------
    Net unrealized appreciation  ..............................    $    690,796
                                                                   ============

(c) All or a portion of this security was on loan to brokers at July 31, 2002.
(d) Represents beneficial interest in Pacific Gulf Properties Liquidating Trust. Security valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

                              Financial Statements

                       STATEMENT OF ASSETS & LIABILITIES

July 31, 2002 (unaudited)

ASSETS
  Investments, at value (identified cost, $22,767,958) ...........................    $   23,458,754
  Cash ...........................................................................             5,560
  Investments held as collateral for loaned securities ...........................           600,000
  Receivable for Fund shares sold ................................................           190,257
  Dividends and interest receivable ..............................................            51,678
  Securities lending income receivable ...........................................               117
                                                                                      --------------
    TOTAL ASSETS ...................................................................      24,306,366
                                                                                      --------------
LIABILITIES
  Collateral on securities loaned, at value ......................................           600,000
  Payable for securities purchased ...............................................           490,083
  Payable for Fund shares redeemed ...............................................            12,976
  Due to investment adviser ......................................................             2,063
  Deferred Trustees' fees ........................................................             4,710
  Transfer agent fees payable ....................................................             8,257
  Accounting and administrative fees payable .....................................             1,300
  Other accounts payable and accrued expenses ....................................            27,201
                                                                                      --------------
    TOTAL LIABILITIES ..............................................................       1,146,590
                                                                                      --------------
NET ASSETS .....................................................................      $   23,159,776
                                                                                      ==============
NET ASSETS CONSIST OF:
  Paid in capital ................................................................    $   22,239,608
  Undistributed net investment income ............................................           116,463
  Accumulated net realized gain (loss) on investments ............................           112,909
  Net unrealized appreciation (depreciation) of investments ......................           690,796
                                                                                      --------------
NET ASSETS .....................................................................      $   23,159,776
                                                                                      ==============
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
  Class A shares:
    Net assets ...................................................................    $   11,203,402
                                                                                      ==============
    Shares of beneficial interest ................................................           931,140
                                                                                      ==============
    Net asset value and redemption price per share ...............................    $        12.03
                                                                                      ==============
    Offering price per share .....................................................    $        12.76
                                                                                      ==============
  Class B shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
    Net assets ...................................................................    $    8,124,877
                                                                                      ==============
    Shares of beneficial interest ................................................           674,853
                                                                                      ==============
    Net asset value and offering price per share .................................    $        12.04
                                                                                      ==============
  Class C shares: (redemption price is equal to net asset value less any applicable contingent deferred sales charges)
    Net assets ...................................................................    $    2,636,380
                                                                                      ==============
    Shares of beneficial interest ................................................           218,729
                                                                                      ==============
    Net asset value per share ....................................................    $        12.05
                                                                                      ==============
    Offering price per share .....................................................    $        12.17
                                                                                      ==============

  Class Y shares:
    Net assets ...................................................................    $    1,195,117
                                                                                      ==============
    Shares of beneficial interest ................................................           100,978
                                                                                      ==============
    Net asset value, offering and redemption price per share .....................    $        11.84
                                                                                      ==============

                See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

For the Six Months Ended July 31, 2002 (unaudited)

INVESTMENT INCOME
  Dividends (net of foreign taxes of $250)  ....................................       $    464,238
  Interest  ....................................................................              3,631
  Securities lending income  ...................................................                117
                                                                                       ------------
                                                                                            467,986
                                                                                       ------------

  Expenses
    Management fees  .............................................................           64,729
    Service fees - Class A .......................................................           10,168
    Service and distribution fees - Class B ......................................           27,130
    Service and distribution fees - Class C ......................................            9,135
    Trustees' fees and expenses ..................................................            4,373
    Accounting and administrative ................................................            4,480
    Custodian  ...................................................................           35,526
    Transfer agent fees - Class A, Class B, Class C ..............................           38,194
    Transfer agent fees - Class Y  ...............................................              397
    Audit and tax services  ......................................................           17,319
    Legal  .......................................................................              851
    Printing .....................................................................            5,581
    Registration .................................................................           10,974
    Miscellaneous ................................................................            1,422
                                                                                       ------------
  Total expenses before reductions ...............................................          230,279
    Less waiver/reimbursement  ...................................................          (82,685)
                                                                                       ------------
  Net expenses ...................................................................          147,594
                                                                                       ------------
  Net investment income ..........................................................          320,392
                                                                                       ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on investments - net ....................................            128,727
  Change in unrealized appreciation (depreciation) of investments - net ........            302,043
                                                                                       ------------
  Net realized and unrealized gain (loss) on investments .......................            430,770
                                                                                       ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ................       $    751,162
                                                                                       ============

                See accompanying notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                   Six Months Ended
                                                                                    July 31, 2002           Year Ended
                                                                                      (unaudited)        January 31, 2002
                                                                                   -----------------     ----------------
FROM OPERATIONS:
  Net investment income  .......................................................    $      320,392         $    313,279
  Net realized gain (loss) on investments  .....................................           128,727               83,459
  Net change in unrealized appreciation (depreciation) of investments ..........           302,043              360,786
                                                                                    --------------         ------------
  Increase (decrease) in net assets resulting from operations ..................           751,162              757,524
                                                                                    --------------         ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Class A  ...................................................................          (113,756)            (130,436)
    Class B  ...................................................................           (60,190)             (64,905)
    Class C  ...................................................................           (20,276)             (14,400)
    Class Y  ...................................................................           (13,623)             (29,294)
  Short-Term capital gain
    Class A  ...................................................................           (30,901)             (30,432)
    Class B  ...................................................................           (20,407)             (20,527)
    Class C  ...................................................................            (6,614)              (4,362)
    Class Y  ...................................................................            (3,124)              (3,692)
  Long-Term capital gain
    Class A  ...................................................................           (12,677)             (16,289)
    Class B  ...................................................................            (8,372)             (10,962)
    Class C  ...................................................................            (2,713)              (2,356)
    Class Y  ...................................................................            (1,282)              (2,048)
                                                                                    --------------         ------------
                                                                                          (293,935)            (329,703)
                                                                                    --------------         ------------

INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS:   ........................................................        11,790,520            8,995,206
                                                                                    --------------         ------------
    Total increase (decrease) in net assets   ..................................        12,247,747            9,423,027
NET ASSETS
    Beginning of period  .......................................................        10,912,029            1,489,002
                                                                                    --------------         ------------
    End of period  .............................................................    $   23,159,776         $ 10,912,029
                                                                                    ==============         ============
UNDISTRIBUTED NET INVESTMENT INCOME  ...........................................    $      116,463         $      3,916
                                                                                    ==============         ============

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                          Income (loss)
                                   from investment operations:                 Less distributions:
                             --------------------------------------  ----------------------------------------

                  Net asset
                    value,      Net       Net realized               Dividends   Distributions                 Net asset
                  beginning  investment  and unrealized  Total from   from net     from net                      value,     Total
                   of the      income      gain (loss)   investment  investment    realized         Total        end of     return
                   period    (loss)(c)   on investments  operations    income    capital gains  distributions  the period  (%)(a)(d)
                   ------    ---------   --------------  ----------    ------    -------------  -------------  ----------  ---------
Class A
07/31/2002 (i)     $11.37      $0.23         $0.66         $0.89      $(0.17)       $(0.06)        $(0.23)       $12.03       7.7
01/31/2002          10.49       0.55          0.82          1.37       (0.38)        (0.11)         (0.49)        11.37      13.2
01/31/2001 (g)      10.58       0.02         (0.11)(f)     (0.09)       0.00          0.00           0.00         10.49      (0.9)

Class B
07/31/2002 (i)      11.39       0.17          0.67          0.84       (0.13)        (0.06)         (0.19)        12.04       7.3
01/31/2002          10.49       0.50          0.78          1.28       (0.27)        (0.11)         (0.38)        11.39      12.3
01/31/2001 (g)      10.58       0.02         (0.11)(f)     (0.09)       0.00          0.00           0.00         10.49      (0.9)

Class C
07/31/2002 (i)      11.40       0.17          0.67          0.84       (0.13)        (0.06)         (0.19)        12.05       7.3
01/31/2002          10.49       0.50          0.79          1.29       (0.27)        (0.11)         (0.38)        11.40      12.4
01/31/2001 (g)      10.58       0.02         (0.11)(f)     (0.09)       0.00          0.00           0.00         10.49      (0.9)

Class Y
07/31/2002 (i)      11.21       0.29          0.60          0.89       (0.20)        (0.06)         (0.26)        11.84       7.8
01/31/2002          10.49       0.58          0.81          1.39       (0.56)        (0.11)         (0.67)        11.21      13.5
01/31/2001 (h)      10.00       0.23          0.55          0.78       (0.29)         0.00          (0.29)        10.49       7.8

(a) A sales charge for Class A and a contingent deferred sales charge for Class B and Class C are not reflected in total return calculations. Periods less than one year are not annualized.
(b) The investment advisor agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, expense ratios would have been higher.
(c) Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d) Had certain expenses not been reduced during the period, total returns would have been lower.
(e)  Computed on an annualized basis for period less than one year.
(f) The amount shown for a share outstanding does not correspond with the aggregate net gain/(loss) on investments for the period due to the timing of purchases and redemptions of Fund shares in relation to fluctuating values of the investments of the Fund.
(g) For the period December 29, 2000 (commencement of operations) through January 31, 2001.
(h) For the period August 31, 2000 (commencement of operations) through January 31, 2001.
(i)  For the six months ended July 31, 2002 (unaudited).

                 See accompanying notes to financial statements.

                               Ratios to average net assets:
                               -----------------------------

                  Net assets,
                    end of                   Net investment    Portfolio
                  the period     Expenses        income        turnover
                    (000)         (%)(b)          (%)          rate (%)
                  ----------      ------          ---          --------
Class A
07/31/2002 (i)      $11,203       1.50(e)       4.29(e)           16
01/31/2002            5,522       1.50          4.92              36
01/31/2001 (g)          820       1.50(e)       2.30(e)           12

Class B
07/31/2002 (i)        8,125       2.25(e)       3.52(e)           16
01/31/2002            3,718       2.25          4.43              36
01/31/2001 (g)           87       2.25(e)       2.14(e)           12

Class C
07/31/2002 (i)        2,636       2.25(e)       3.57(e)           16
01/31/2002            1,061       2.25          4.52              36
01/31/2001 (g)           44       2.25(e)       1.79(e)           12

Class Y
07/31/2002 (i)        1,195       1.25(e)       4.47(e)           16
01/31/2002              611       1.25          5.35              36
01/31/2001 (h)          539       1.25(e)       5.40(e)           12

                         NOTES TO FINANCIAL STATEMENTS

For the Six Months Ended July 31, 2002 (unaudited)

1. Organization. The CDC Nvest AEW Real Estate Fund, (the "Fund") is a series of CDC Nvest Companies Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to provide investors with above-average income and long-term growth of capital. The Declaration of Trust permits the Fund's Trustees to issue an unlimited number of shares of the Trust in multiple series (each such series is a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge ("CDSC") if those shares are redeemed within six years of purchase. Class C shares are sold with a maximum front end sales charge of 1.00%, do not convert to any other class of shares and pay a higher ongoing distribution fee than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a CDSC or distribution fees. They are intended for institutional investors with a minimum initial investment of $1,000,000.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees and transfer agent fees applicable to such class), and votes as a class only with respect to its own 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities are valued on the basis of valuations furnished to the Fund by a pricing service, which has been authorized by the Trustees. The pricing service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's investment adviser and officers, under the supervision of the Fund's Trustees.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

d. Dividends and Distributions to Shareholders. Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for distributions from real estate investment trusts for book and tax purposes. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to the capital accounts. Distributions from net investment income and short-term capital gains are considered to be ordinary income for tax purposes.

e. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price, including interest. The Fund's investment adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

3. Purchases and Sales of Securities. For the six months ended July 31, 2002, purchases and sales of securities (excluding short-term investments) were $13,846,567 and $2,594,988, respectively.

4. Management Fees and Other Transactions with Affiliates.

a. Management Fees. During the six months ended July 31, 2002, the Fund incurred management fees payable to its investment adviser, AEW Management and Advisors,
L. P. ("AEW"). AEW is an affiliate of AEW Capital Management, L. P. ("AEW Capital"), which in turn is a wholly owned subsidiary of CDC IXIS Asset Management Holdings, LLC. CDC IXIS Asset Management Holdings, LLC is a wholly owned subsidiary of CDC IXIS Asset Management North America, L.P. ("CDC IXIS North America"). Under the terms of the management agreement, the Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund's average daily net assets:

                     Percentage of Average Daily Net Assets
                     --------------------------------------
                         First                     Over
                     $500 million              $500 million
                     ------------              ------------
                        0.80%                      0.75%

For the Six Months Ended July 31, 2002 (unaudited)

For the six months ended July 31, 2002, management fee and waiver for the Fund were as follows:

                                                     Percentage of Average
       Gross         Waiver of          Net            Daily Net Assets*
     Management      Management      Management        -----------------
        Fee             Fee             Fee            Gross        Net
        ---             ---             ---            -----        ---
      $64,729         $64,729          $ --            0.80%        0.00%

*Annualized

b. Accounting and Administrative Expense. CDC IXIS Asset Management Services, Inc. ("CIS"), a wholly owned subsidiary of CDC IXIS North America, performs certain accounting and administrative services for the Fund and has subcontracted with Investors Bank & Trust Company to serve as subadministrator. Pursuant to an agreement among the Fund, CDC Nvest Funds Trust I, CDC Nvest Funds Trust II, CDC Nvest Funds Trust III, CDC Nvest Cash Management Trust, CDC Nvest Tax Exempt Money Market Trust, CDC Nvest Companies Trust I and CIS, the Fund pays CIS its pro rata portion of a group fee for these services representing the higher amount based on the following calculations:

     (1)  Percentage of Eligible Average Daily Net Assets
          -----------------------------------------------
            First              Next              Over
          $5 billion        $5 billion        $10 billion
          ----------        ----------        -----------
            0.0350%           0.0325%           0.0300%

     or
     (2) Each Fund's pro rata portion, based on eligible assets, of the annual aggregate minimum fee of $2.5 million.

For the six months ended July 31, 2002, $4,480 (0.055% of average daily net assets, annualized) was paid to CIS for accounting and administrative expense.

c. Transfer Agent Fees. CIS is the transfer and shareholder servicing agent for the Fund and has subcontracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Fund pays CIS service fees for servicing shareholder accounts. Classes A, B and C pay service fees monthly representing the higher amount based on the following calculations:

     (1) Annual aggregate fee determined by applying an annual fee rate (see schedule below) to the eligible average daily net assets. Eligible assets are the average daily net assets of all non-networked accounts in equity funds offered within the CDC Nvest Family of Funds for which there are exchange privileges among the Funds.

              First            Next             Over
          $5.7 billion    Next $5 billion   $10.7 billion
          ------------    ---------------   -------------
             0.184%           0.180%           0.175%

          Each Class of shares is subject to an annual class minimum of $18,000.

          or
     (2) An allocated portion, based on eligible assets, of the annual aggregate minimum fee of $10.1 million.

In addition, pursuant to other servicing agreements, Classes A, B and C pay service fees to other firms that provide similar services for their own shareholder accounts.

Class Y shareholders pay service fees monthly at an annual rate of 0.10% of their average daily net assets.

CIS, BFDS and other firms are also reimbursed by the Fund for out-of-pocket expenses. For the six months ended July 31, 2002, the Fund paid $28,995 to CIS as compensation for its services as transfer agent.

d. Service and Distribution Fees. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays CDC IXIS Asset Management Distributors, L.P. ("CDC IXIS Distributors"), the Fund's distributor (a wholly owned subsidiary of CDC IXIS North America, a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended July 31, 2002, the Fund paid CDC IXIS Distributors $10,168 in fees under the Class A Plan.

For the Six Months Ended July 31, 2002 (unaudited)

Under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended July 31, 2002 the Fund paid CDC IXIS Distributors $6,783 and $2,284 in service fees under the Class B and Class C Plans, respectively.

Also under the Class B and Class C Plans, the Fund pays CDC IXIS Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B shares and Class C shares, as compensation for services provided and expenses incurred by CDC IXIS Distributors in connection with the marketing or sale of Class B and Class C shares. For the six months ended July 31, 2002 the Fund paid CDC IXIS Distributors $20,347 and $6,851 in distribution fees under the Class B and Class C Plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to CDC IXIS Distributors by investors in shares of the Fund during the six months ended July 31, 2002 amounted to $117,512.

e. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of CDC IXIS Advisers, CDC IXIS Distributors, CDC IXIS North America, CIS or their affiliates. Each other Trustee receives a retainer fee at the annual rate of $45,000 and meeting attendance fees of $4,500 for each meeting of the Board of Trustees attended. Each committee member receives an additional retainer fee at the annual rate of $7,000 while each committee chairman receives a retainer fee (beyond the $7,000 fee) at the annual rate of $5,000. The retainer fees assume four Board or Committee meetings per year; Trustees are compensated for each additional committee and board meeting, in excess of four meetings per year, at the rate of $1,750 and $4,500, respectively. These fees are allocated to the various CDC Nvest Funds based on a formula that takes into account, among other factors, the relative net assets of each Fund.

A deferred compensation plan (the "Plan") is available to the Trustees on a voluntary basis. Each participating Trustee will receive an amount equal to the value that such deferred compensation would have been had it been invested in a designated Fund or certain other CDC Nvest Funds on the normal payment date. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

5. Capital Shares. The Fund may issue an unlimited number of shares of beneficial interest. Transactions in capital shares were as follows:

                                                                   Six Months Ended               Year Ended
                                                                     July 31, 2002              January 31, 2002
                                                               ------------------------      ----------------------
Class A                                                         Shares        Amount         Shares       Amount
-------                                                         ------        ------         ------       ------
Shares sold ..............................................      543,649    $  6,644,211      482,932    $ 5,329,515
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...................        6,895          74,961        8,298         92,997
  Distributions from net realized gain ...................        2,680          43,578        2,957         33,501
                                                               --------    ------------      -------    -----------
                                                                553,224       6,762,750      494,187      5,456,013
Shares repurchased .......................................     (107,704)     (1,262,546)     (86,716)      (961,712)
                                                               --------    ------------      -------    -----------
Net increase (decrease) ..................................      445,520    $  5,500,204      407,471    $ 4,494,301
                                                               --------    ------------      -------    -----------

                                                                   Six Months Ended               Year Ended
                                                                     July 31, 2002              January 31, 2002
                                                               ------------------------      ----------------------
Class B                                                         Shares        Amount          Shares      Amount
-------                                                         ------        ------          ------      ------
Shares sold ..............................................      387,328    $  4,694,875      341,085    $ 3,742,634
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...................        3,831          42,408        4,188         47,310
  Distributions from net realized gain ...................        1,910          28,779        2,206         25,054
                                                               --------    ------------      -------    -----------
                                                                393,069       4,766,062      347,479      3,814,998
Shares repurchased .......................................      (44,601)       (538,322)     (29,352)      (329,908)
                                                               --------    ------------      -------    -----------
Net increase (decrease) ..................................      348,468    $  4,227,740      318,127    $ 3,485,090
                                                               --------    ------------      -------    -----------

For the Six Months Ended July 31, 2002 (unaudited)

                                                                   Six Months Ended               Year Ended
                                                                     July 31, 2002              January 31, 2002
                                                               ------------------------      ----------------------
Class C                                                         Shares        Amount          Shares      Amount
-------                                                         ------        ------          ------      ------
Shares sold ..............................................      137,639    $  1,665,456       94,881    $ 1,046,014
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...................          962           8,802          539          6,093
  Distributions from net realized gain ...................          500           9,327          412          4,684
                                                               --------    ------------      -------    -----------
                                                                139,101       1,683,585       95,832      1,056,791
Shares repurchased .......................................      (13,485)       (164,887)      (6,888)       (76,010)
                                                               --------    ------------      -------    -----------
Net increase (decrease) ..................................      125,616    $  1,518,698       88,944    $   980,781
                                                               --------    ------------      -------    -----------

                                                                   Six Months Ended               Year Ended
                                                                     July 31, 2002              January 31, 2002
                                                               ------------------------      ----------------------
Class Y                                                         Shares        Amount          Shares      Amount
-------                                                         ------        ------          ------      ------
Shares sold ..............................................       50,170    $    582,113           --    $        --
Shares issued in connection with the reinvestment of:
  Dividends from net investment income ...................        1,122          13,623        2,662         29,294
  Distributions from net realized gain ...................          360           4,406          514          5,740
                                                               --------    ------------      -------    -----------
                                                                 51,652         600,142        3,176         35,034
Shares repurchased .......................................       (5,199)        (56,264)          --             --
                                                               --------    ------------      -------    -----------
Net increase (decrease) ..................................       46,453    $    543,878        3,176    $    35,034
                                                               --------    ------------      -------    -----------
Increase (decrease) derived from
  capital shares transactions ............................      966,057    $ 11,790,520      817,718    $ 8,995,206
                                                               ========    ============      =======    ===========

6. Security Lending. The Fund has entered into an agreement with Investors Bank & Trust Company, as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. The Fund receives fees for lending its securities. At July 31, 2002, the Fund loaned securities having a market value of $582,000 and collateralized by cash in the amount of $600,000 which was invested in a short-term investment.

7. Expense Reductions. AEW has given a binding undertaking to the Fund to defer its management fees, and if necessary, to bear certain expenses related to operating the Fund, in order to limit the Fund's total operating expenses to the annual rates of 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets of the Fund's Class A, Class B, Class C and Class Y shares, respectively. This undertaking is in effect until April 30, 2003 and will be reevaluated on an annual basis.

If in the fiscal year following a year in which the Fund had received a deferral or reimbursement, the actual operating expenses of the Fund are less than the expense limit for the Fund, the Fund is obligated to pay an amount of additional expense that is the lower of the difference between the actual expenses of the Fund and the expense limit or the amount of fees previously waived or expenses reimbursed.

At July 31, 2002, $350,658 was subject to possible reimbursement under the expense limitation agreement.

                                           Five Good Reasons to Invest Regularly

1. It's an easy way to build assets.

2. It's convenient and effortless.

3. It requires a low minimum to get started.

4. It can help you reach important long-term goals like financing retirement or college funding.

5. It can help you benefit from the ups and downs of the market.

With Investment Builder, CDC Nvest Funds' automatic investment program, you can invest as little as $25 a month in your CDC Nvest fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

                                                  The Power of Monthly Investing

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

        5 Years   10 Years   15 Years   20 Years   25 Years

$500                                               $479,183
$200                                               $191,673
$100                                               $95,837

Assumes an 8% fixed rate of return compounded monthly and does not allow for taxes. Results are not indicative of the past or future results of any CDC Nvest Funds. The value and return on CDC Nvest Funds fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high. Because this program involves continuous investment in securities regardless of fluctuating prices, investors should consider their financial ability to continue purchases during periods of high or low prices.

You can start an Investment Builder program with your current CDC Nvest Funds account. To add Investment Builder to your account today, call your financial representative or CDC Nvest Funds at 800-225-5478.

Please call CDC Nvest Funds for a prospectus, which contains more information, including charges and other ongoing expenses. Please read the prospectus carefully before you invest.

                                 CDC NVEST FUNDS

                         CDC Nvest AEW Real Estate Fund
                             CDC Nvest Balanced Fund
                           CDC Nvest Bond Income Fund
                          CDC Nvest Capital Growth Fund
             CDC Nvest Cash Management Trust -- Money Market Series*
                      CDC Nvest Government Securities Fund
                        CDC Nvest Growth and Income Fund
                           CDC Nvest High Income Fund
                       CDC Nvest International Equity Fund
                  CDC Nvest Jurika & Voyles Relative Value Fund
                 CDC Nvest Jurika & Voyles Small Cap Growth Fund
                         CDC Nvest Large Cap Growth Fund
                         CDC Nvest Large Cap Value Fund
                   CDC Nvest Limited Term U.S. Government Fund
                  CDC Nvest Massachusetts Tax Free Income Fund
                         CDC Nvest Mid Cap Growth Fund
                         CDC Nvest Municipal Income Fund
                              CDC Nvest Select Fund
                         CDC Nvest Short Term Bond Fund
                          CDC Nvest Star Advisers Fund
                           CDC Nvest Star Growth Fund
                          CDC Nvest Star Small Cap Fund
                            CDC Nvest Star Value Fund
                          CDC Nvest Star Worldwide Fund
                        CDC Nvest Strategic Income Fund
                         CDC Nvest Targeted Equity Fund
                    CDC Nvest Tax Exempt Money Market Trust*

*Investments in money market funds are not insured or guaranteed by the FDIC or any government agency.

                              INVESTMENT MANAGERS

  AEW Management and Advisors                          Miller Anderson
   Capital Growth Management                     Montgomery Asset Management
  Hansberger Global Investors                   Reich & Tang Asset Management
Harris Associates/Oakmark Funds                    RS Investment Management
        Jurika & Voyles                          Vaughan, Nelson, Scarborough
   Loomis, Sayles & Company                             & McCullough
       Mercury Advisors                            Westpeak Global Advisors

For current fund performance, ask your financial representative, access the CDC
    Nvest Funds website at www.cdcnvestfunds.com, or call CDC Nvest Funds at 800-225-5478 for the current edition of Fund Facts.

   This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about sales charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

      CDC IXIS Asset Management Distributors, L.P., and other firms selling shares of CDC Nvest Funds are members of the National Association of
    Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public
      Disclosure Program. The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting their website at
                                 www.NASDR.com.

[LOGO] CDC NVEST FUNDS(SM)                                    ------------------
CDC IXIS Asset Management Distributors                         PRESORT STANDARD
                                                                 U.S. POSTAGE
---------------------                                                PAID
    P.O. Box 8551                                               KANSAS CITY, MO
                                                                PERMIT NO. 2891
Boston, Massachusetts                                         ------------------

     02266-8551
---------------------

www.cdcnvestfunds.com     To the household of:


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                                                                       RE58-0702